Exhibit 99.2

1 UHOS Q4 2007 Earnings March 13, 2008

2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and other Risk Factors as detailed in our Annual Report on Form 10-K for the year ended December 31, 2007, which has been filed with the Securities and Exchange Commission. This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

3 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations (Gp:) 2007 Adj. EBITDA growth was driven primarily by customer takeaways and increased resident program revenues Financial Summary

4 Weak Census Sub-par Flu Season High Gasoline Costs Challenges Opportunities Customer Growth Asset Management Partnership Programs 2007 Retrospective: Market Setting Manufacturer Partnerships

5 (Gp:) 15% increase in Outsourcing customer count in past 15 months 2007 Retrospective:  Robust Customer Adds Outsourcing Customer Adds

6 UHS’ Legacy Market $300 million Market Bed / Stretcher / Surface Rental 600 million Market Wound Therapy $900 million Market 2007 Retrospective: Dramatic Expansion of Addressable Market

7 Manufacturers Increasing Cost and Complexity of New Equipment Technology is Difficult to Sell and Implement Struggling with inadequate staffing, resource constraints, increased regulation, etc. 2008 Outlook: Challenges for Manufacturers & Providers Hospitals Alternate Care Home Care

8 Manufacturers UHS helps Manufacturers through partnering programs, providing access to our nationwide customer base, and logistical capabilities UHS’ programs help Health Care Providers reduce capital costs, enhance operating efficiency, improve nursing satisfaction and improve patient outcomes Hospitals Alternate Care Home Care 2008: UHS is in the Right Place at the Right Time

9 UHS’ Momentum is Positive Excellent opportunities in numerous areas: Beds / Stretchers / Surfaces Wound Therapy Asset Management Will take advantage of this momentum and invest heavily in our platform to accelerate growth in 2008 Sales Specialists / Geographic Expansion / Fleet / Technology Disciplined approach to acquisitions Strategy is to continue to build for the future!

10 Medical Equipment Outsourcing Technical and Professional Services Medical Equipment Sales and Remarketing Selected Income Statement Data Leverage and Liquidity Overview Estimated Guidance Financial Review

11 RENTAL OF UHS-OWNED EQUPMENT Supplemental (short-term) Long-Term Bariatrics: suite of specialty equipment for treatment of obesity RENTAL OF MANUFACTURER-OWNED EQUIPMENT Asset Management Partnership Program (AMPP) On-site management to drive better equipment utilization (UHS people, technology & processes) Medical Equipment Outsourcing (Gp:) Improved results due to the benefits of our significant National Account and Asset Management program signings in late 2006 and YTD 2007 The YTD decline in the Gross Margin % Pre-FAS141 is partially due to pricing reductions on the group purchasing organization contract signings in late 2006, and a $0.9 million non-cash write-off in Q2 of certain respiratory equipment in our fleet. Positive momentum heading into 2008 (Gp:) Trend Analysis UHS

12 TECHNICAL SERVICES Maintain & Repair Customer-owned Equipment: Non-resident, response-based / scheduled Biomedical Services Resident Biomedical Programs Manufacturer Services PROFESSIONAL SERVICES Technology baseline assessments Vendor neutral Capital Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies Technical and Professional Services (Gp:) Increases in Revenue and Gross Margin driven by the asset acquisition of the service division of Intellamed ("Intellamed Acquisition") on April 1, 2007 The 2007 Gross Margin % declined due to inclusion of the lower-margin Intellamed Acquisition (Gp:) Trend Analysis

13 ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Medical Equipment Sales and Remarketing (Gp:) Trend Analysis (Gp:) Gross Margin declined in 2007 as equipment available for sale has been diverted for use in the UHS equipment rental fleet to meet the needs of a significant influx of new customers in the Outsourcing segment Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business Trade Desk serves as a big support function for the rest of our businesses

14 Refer to Appendix for reconciliation of Cash SG&A to SG&A, and Adjusted EBITDA to Cash Flows from Operations Selected Income Statement Data Another great execution year at UHS!

15 Available Liquidity = $113 12/31/07 Borrowing Base $135 LOCs = $2 Leverage & Liquidity Overview – Dec 31, 2007 $ in Millions Loan Balance = $20 Swapped to all-in fixed rate of 9.07% through 6/1/2012

16 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex 2008 Estimated Guidance ($ millions)

17 UHS continues to navigate the twists and turns of both good and challenging market conditions Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Adjusted EBITDA Track Record

18 Appendix Selected Reconciliations EBITDA Reconciliation: Q4 and YTD EBITDA Reconciliation: 2000 – 2007 Depreciation and Amortization Reconciliation Accrual Capex Reconciliation

19 Selected Reconciliations

20 EBITDA Reconciliation: Q4 and YTD Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

21 EBITDA Reconciliation: 2000 - 2007 Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

22 Depreciation & Amortization Reconciliation

23 Appendix – Accrual Capex Reconciliation